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                                                                 Exhibit 99.2



                               FIRST AMENDMENT

                                     TO


                        AGREEMENT AND PLAN OF MERGER



                                BY AND AMONG



                      APPLIED DIGITAL SOLUTIONS, INC.,



                         DIGITAL ANGEL CORPORATION,



                     MEDICAL ADVISORY SYSTEMS, INC. AND



                        DIGITAL ANGEL ACQUISITION CO.



                         DATED AS OF MARCH 26, 2002




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                             FIRST AMENDMENT TO

                        AGREEMENT AND PLAN OF MERGER


         This First Amendment to Agreement and Plan of Merger (this "Amendment") is made and entered into as of March 26, 2002, by and among
 ---------
Applied Digital Solutions, Inc., a Missouri corporation ("ADSX"), Digital
                                                          ----
Angel Corporation, a Delaware corporation and wholly owned subsidiary of ADSX ("DA"), Medical Advisory Systems, Inc., a Delaware corporation ("MAS"),
       --                                                             ---
and Digital Angel Acquisition Co., a Delaware corporation and wholly owned subsidiary of MAS ("Acquisition Subsidiary").
                    ----------------------

                                  Recitals
                                  --------

         WHEREAS, the parties entered into an Agreement and Plan of Merger (the "Agreement") on November 1, 2001;

         WHEREAS, the parties desire to enter into this Amendment in order to amend the Agreement on the terms hereinafter set forth; and

         WHEREAS, capitalized terms used herein but not defined shall have the meaning set forth in the Agreement.

         NOW, THEREFORE, in consideration of the premises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto mutually agree as follows.

         1. All references to "Acquisition Subsidiary" and "Acquisition Subsidiary, Inc." in the Merger Agreement shall be to Digital Angel Acquisition Co., a Delaware corporation and wholly-owned subsidiary of MAS.

         2. Section 4.18 of the Agreement is amended and restated in its entirety as follows:

         4.18   Investment Intent. Immediately following the Closing, in
                -----------------
connection with the Third Amended and Restated Term Credit Agreement among ADSX, IBM Credit Corporation, and the Digital Angel Share Trust, ADSX will transfer the MAS Common Stock acquired in the Merger to the Digital Angel Share Trust. Other than the foregoing, ADSX is acquiring the shares of MAS Common Stock as set forth in this Agreement for its own account and not with a view to their distribution within the meaning of Section 2(11) of the Securities Act.

         3. Section 5.8 of the Agreement is amended and restated in its entirety as follows:

         5.8   Tax Treatment. MAS shall use its reasonable best efforts to
               -------------
cause the Merger and the Contribution to qualify as, and will not take any action which to its knowledge could reasonably be expected to prevent the Merger and the Contribution from qualifying as either (x) a transfer to a corporation controlled by the transferors within the meaning of section 351(a) of the Code or (y) a reorganization under Section 368(a) of the Code. Prior to the Effective Time, MAS

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shall provide tax counsel to MAS and ADSX rendering an opinion under Section
8.1.5 below with such certificates concerning such factual matters as such counsel identifies are relevant to its opinion and will use its reasonable best efforts to obtain such a certificate from any stockholder of MAS identified by such counsel.

         4. Section 6.7 of the Agreement is amended and restated in its entirety as follows:

         6.7   Tax Treatment. ADSX shall use its reasonable best efforts to
               -------------
cause the Merger and Contribution to qualify as, and will not take any action which to its knowledge could reasonably be expected to prevent the Merger from qualifying as either (x) a transfer to a corporation controlled by the transferors within the meaning of section 351(a) of the Code or (y) a reorganization under Section 368(a) of the Code. Prior to the Effective Time, ADSX shall provide tax counsel to MAS and ADSX rendering an opinion under Section 8.1.5 below with such certificates concerning such factual matters as such counsel identifies are relevant to its opinion and will use its reasonable best efforts to obtain such a certificate from any stockholder of ADSX identified by such counsel.

         5.   Exhibit C     Consent of IBM Credit Corporation is amended in
              ---------
its entirety as attached.

         6.   Exhibit D     Registration Rights Agreement is amended in its
              ---------
entirety as attached.

         7. Except as expressly stated herein, the terms and conditions of the Merger Agreement shall remain in full force and effect unchanged, and the same are hereby ratified, confirmed and reaffirmed in all respects.

         8. This Amendment shall be governed by and construed in accordance with the laws of Delaware, without giving effect to applicable conflict of laws principles.

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     IN WITNESS WHEREOF, the parties have caused this Agreement to be signed and delivered by their respective duly authorized officers as of the date first above written, provided, that such signatures may be executed on counterparts which together shall constitute a single instrument.


APPLIED DIGITAL SOLUTIONS, INC.            MEDICAL ADVISORY SYSTEMS, INC.

By:  /s/ Jerome C. Artigliere              By:  /s/ Ronald W. Pickett
     ------------------------------             -------------------------------
     Name: Jerome C. Artigliere                 Ronald W. Pickett
     Title: Chief Operating Officer             President



DIGITAL ANGEL CORPORATION                  DIGITAL ANGEL ACQUISITION CO.

By:  /s/ Randolph K. Geissler              By:  /s/ Ronald W. Pickett
     -----------------------------              -------------------------------
     Name: Randolph K. Geissler                 Ronald W. Pickett
     Title: Chief Executive Officer             President






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